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                                                               EXHIBIT 10(T)(21)

                    CENTERPOINT ENERGY, INC. RETIREMENT PLAN

               (As Amended and Restated Effective January 1, 1999)

                                 Tenth Amendment

          CenterPoint Energy, Inc., a Texas corporation, having reserved the right under Section 15.1 of the CenterPoint Energy, Inc. Retirement Plan, as amended and restated effective as of January 1, 1999, and as thereafter amended (the "Plan"), to amend the Plan, does hereby amend the Plan, effective as of January 1, 2005, as follows:

          1. Section 9.2(c) of the Plan is hereby amended by replacing the reference to "Five Thousand Dollars ($5,000)" with "$1,000" therein.

          2. Section 11.6 of the Plan is hereby amended by replacing the references to "Five Thousand Dollars ($5,000)" with "$1,000" therein.

          3. Section 11.10(a) of the Plan is hereby amended by deleting the second sentence therein.

          4. The penultimate paragraph of Section 17.7 of the Plan is hereby amended by replacing the reference to "$5,000" with "$1,000" therein.

          IN WITNESS WHEREOF, CenterPoint Energy, Inc. has caused these presents to be executed by its duly authorized officer in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, on this 20th day of December 2004, but effective as of January 1, 2005.

                                      CENTERPOINT ENERGY, INC.


                                      By /s/ David M. McClanahan
                                         ---------------------------------------
                                         David M. McClanahan
                                         President and Chief Executive Officer

ATTEST:


/s/ Richard Dauphin
-----------------------------------
Richard Dauphin
Assistant Secretary